Exhibit 4.1 NUMBER SHARES ZIMMER BIOMET ZC Holdings, Inc. COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 98956P 10 2 THIS CERTIFIES THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Zimmer Biomet Holdings, Inc. (hereinafter called the “Corporation”), transferable on the books of said Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of said Corporation and the signatures of its duly authorized officers. Dated /s/ David C. Dvorak /s/ Chad F. Phipps [Corporate Seal] PRESIDENT AND SENIOR VICE PRESIDENT, CHIEF EXECUTIVE OFFICER GENERAL COUNSEL AND SECRETARY COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

Zimmer Biomet Holdings, Inc. ZIMMER BIOMET HOLDINGS, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT —             Custodian            TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right of under Uniform Gifts to Minors Act survivorship and not as tenants             in common (State) Additional abbreviations may also be used though not in the above list. For Value Received,             hereby sell, assign and transfer unto PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE PLEASE INSERT TAXPAYER Name IDENTIFYING NUMBER OF ASSIGNEE Street SHARES City, State and Zip Code PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE PLEASE INSERT TAXPAYER Name IDENTIFYING NUMBER OF ASSIGNEE Street SHARES City, State and Zip Code PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE PLEASE INSERT TAXPAYER Name IDENTIFYING NUMBER OF ASSIGNEE Street SHARES City, State and Zip Code of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint             Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated,             X            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER SIGNATURE(S) GUARANTEED: By            THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.